Exhibit 10.4

Execution Version

THIRD AMENDING AGREEMENT

THIS AGREEMENT dated as of September 29, 2021.

AMONG:

CANADIAN PACIFIC RAILWAY COMPANY (the “Borrower”) as Borrower,

and

CANADIAN PACIFIC RAILWAY LIMITED (the “Covenantor”), as Covenantor

OF THE FIRST PART

and

ROYAL BANK OF CANADA, a Canadian chartered bank, as administrative agent of the Lenders (hereinafter referred to as the “Agent”),

OF THE SECOND PART

and

EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the “Consenting Lenders” and individually, a “Consenting Lender”),

OF THE THIRD PART

WHEREAS the Borrower, the Covenantor, the Agent and the Lenders have entered into the Credit Agreement;

WHEREAS the Covenantor has advised the Agent and the Consenting Lenders, which constitute the Majority Lenders under the Credit Agreement, that it intends to consummate the Acquisition as more fully set out herein;

AND WHEREAS, in furtherance of the foregoing, the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1. INTERPRETATION

1.1 In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:

“Agreement” means this third amending agreement, as amended, modified, supplemented or restated from time to time;

“Amended Credit Agreement” means the Credit Agreement as amended and supplemented by that certain First Amending Agreement, dated as of April 9, 2021, that certain Second Amending Agreement, dated as of September 24, 2021, and this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;

“Credit Agreement” means the amended and restated credit agreement dated as of September 27, 2019, among the Borrower, the Covenantor, the Agent and the Lenders; and

“Effective Date” means the date on which all of the conditions precedent in Section 5.1 of this Agreement have been satisfied or waived by the Consenting Lenders.

1.2 Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Amended Credit Agreement.

1.3 The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to “Section” or “Sections” are intended to refer to a Section or Sections of the Credit Agreement.

2. AMENDMENTS TO CREDIT AGREEMENT

Effective as of the Effective Date, each of the Agent and the Consenting Lenders agrees the Credit Agreement is amended by:

(a)	amending the definition of “Acquisition Agreement” to replace the reference therein to “March 21, 2021” with “September 15, 2021”.

(b)	amending the definition of “Calculation Date” to replace the reference therein to “March 21, 2024” with “September 15, 2024”.

3. APPROVAL IN RESPECT OF THE ACQUISITION

3.1 Subject to the terms and conditions set forth herein, the Agent and the Consenting Lenders hereby approve the consummation of the Acquisition and the transactions contemplated thereby, including the Voting Trust, the financing associated therewith, and, in the event the STB does not approve the Acquisition, the disposal of the Acquired Business on the terms set forth in the Acquisition Agreement and the Voting Trust Agreement.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Covenantor hereby represents and warrants to and in favour of the Agent and the Consenting Lenders that as of the Effective Date:

(a)	there exists no Default or Event of Default; and

(b)

the representations and warranties contained in Section 7.1 of the Credit Agreement (other than any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement) are true and correct.

5. CONDITIONS PRECEDENT TO EFFECTIVENESS

5.1 This Agreement shall be effective on the date as of which the Borrower shall deliver or cause to be delivered to the Agent an executed copy of this Agreement for each Lender.

6. CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS

The Credit Agreement and the other Credit Documents to which the Covenantor and the Borrower are party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

7. FURTHER ASSURANCES

The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

8. COUNTERPARTS

This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

9. GOVERNING LAW

The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrower or the Covenantor may be found.

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower

Per:	/s/ Nadeem Velani
Name:	Nadeem Velani
Title:	Executive Vice President and Chief Financial Officer

CANADIAN PACIFIC RAILWAY LIMITED, as Covenantor

Per:	s/ Nadeem Velani
Name:	Nadeem Velani
Title:	Executive Vice President and Chief Financial Officer

THE ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA

Per:	/s/ Susan Khokher
Authorized Signatory

THE CONSENTING LENDERS

ROYAL BANK OF CANADA

Per:	/s/ Tim VandeGriend
Tim VandeGriend
Authorized Signatory

BANK OF MONTREAL

Per:	/s/ Martin Stevenson
Authorized Signing Officer

Per:
Authorized Signing Officer

BANK OF AMERICA, N.A., CANADA BRANCH

Per:	/s/ Marc Ahlers
Marc Ahlers, Director

BARCLAYS BANK PLC

Per:	/s/ Craig J. Malloy
Craig J. Malloy
Director

CANADIAN IMPERIAL BANK OF COMMERCE

Per:	/s/ Stephen Redding
Stephen Redding
Managing Director

Per:	/s/ Danielle Bentley
Danielle Bentley
Director

CITIBANK, N.A., Canadian Branch

Per:	/s/ Jonathan Cain
Authorized Signing Officer

HSBC BANK CANADA

Per:	/s/ Dieter Stefely
Authorized Signing Officer

Per:	/s/ Sudip Mukherjee
Authorized Signing Officer

MORGAN STANLEY BANK, N.A.

Per:	/s/ Michael King
Authorized Signing Officer

Per:
Authorized Signing Officer

MUFG BANK, LTD., CANADA BRANCH

Per:	/s/ Beau Filkowski
Beau Filkowski
Director

Per:
Authorized Signing Officer

THE BANK OF NOVA SCOTIA

Per:	/s/ Michael Linder
Michael Linder
Director

Per:	/s/ Jonathan Leach
Jonathan Leach
Associate Director

WELLS FARGO BANK N.A., CANADIAN BRANCH

Per:	/s/ Marc-Philippe Piche
Marc-Philippe Piche, Managing Director

Per:	/s/ Sean Buchan
Sean Buchan, Director

ATB FINANCIAL

Per:	/s/ Maximiliano Herrera
Maximiliano Herrera
Senior Director – Corporation Banking

Per:	/s/ Nizar Walji
Nizar Walji
Associate Director

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC

Per:	/s/ Oliver Sumugod
Oliver Sumugod
Director

Per:	/s/ Matt van Remmen
Matt van Remmen
Managing Director

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH

Per:	/s/ Ming Chang
Ming Chang, Managing Director

Per:
Authorized Signing Officer

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